PLANT AND EQUIPMENT, NET	12 Months Ended
Sep. 30, 2021
PLANT AND EQUIPMENT, NET
PLANT AND EQUIPMENT, NET

8.         PLANT AND EQUIPMENT, NET

Plant and equipment, net consist of the following:

	September 30,
	2020	2021
	RMB	RMB
Plant and building	123,011	70,179
Machinery and equipment	64,734	57,203
Furniture and office equipment	12,363	12,353
Motor vehicles	3,586	3,580
Total	203,694	143,315
Accumulated depreciation	(88,243)	(94,631)
Plant and equipment, net	115,451	48,684

The Company incurred impairment of plant and equipment of RMB24,012 and RMB60,652 for the year ended September 30, 2020 and 2021, respectively. There are plant and building with net values of RMB20,565 and RMB 19,827 have been pledged for bank loans as of September 30, 2020 and 2021, respectively.

The depreciation expenses for the years ended September 30, 2019, 2020 and 2021were RMB10,226, RMB9,116, and RMB6,812, respectively.